ANNUAL MEETING OF SHAREHOLDERS OF

ADAMS RESOURCES & ENERGY, INC.

May 18, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.adamsresources.com

Please sign, date and mail
your proxy card in the envelope provided as soon
as possible.

” Please detach along perforated line and mail in the envelope provided. ”

■ 20530400000000000000 9	051811

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐
								FOR	AGAINST	ABSTAIN
1.	Election of Directors				2.	Proposal for an Advisory Resolution on Executive Compensation.		☐	☐	☐

		NOMINEES					1 Year	2 Years	3 Years	ABSTAIN
☐	FOR ALL NOMINEES	☐	K.S. Adams, Jr.		3.	Proposal for an Advisory Resolution on the Frequency of the Shareholders' Advisory Resolution on Executive Compensation.	☐	☐	☐	☐
		☐	F.T. Webster
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	E.C. Reinauer, Jr.		The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares.
		☐	L.E. Bell
☐	FOR ALL EXCEPT (See instructions below)
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS (1) AND (2), AND FOR 1 YEAR IN PROPOSAL (3) AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS VOTING THE PROXY WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY BE PRESENTED AT THE MEETING.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:				●

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■	■

ADAMS RESOURCES & ENERGY, INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 18, 2011

PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoint(s) K.S. Adams, Jr. and F.T. Webster and each of them lawful attorneys and proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Company to be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas on Wednesday, May 18, 2011, at 11:00 a.m. and any adjournments thereof, and to vote thereat the number of shares the undersigned would be entitled to vote if personally present:

(To be Signed on Reverse Side)